Summary Prospectus  April 30, 2009
As Amended October 1, 2009
Diamond Hill Small Cap Fund
Class / Ticker   A DHSCX   C DHSMX   I DHSIX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated April 30, 2009, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=smallcap, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective

The investment objective of the Diamond Hill Small Cap Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 31 of the fund’s prospectus and the Shares of the Funds section on page 35 of the fund’s statement of additional information.

 Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class I

Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	5.00%	None	None

Maximum Deferred Sales Charge (on redemptions in the first year)	None	1.00%	None

 Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management fees	0.80%	0.80%	0.80%

Distribution (12b-1) fees	0.25%	1.00%	None

Other expenses[1]	0.34%	0.34%	0.20%

Acquired fund fees and expenses[2]	0.02%	0.02%	0.02%

Total annual operating expenses	1.41%	2.16%	1.02%

[1]	Other expenses have been restated to reflect current fees.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

 Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$636	$924	$1,233	$2,106

Class C	Sold	$319	$676	$1,159	$2,493
	Held	$219	$676	$1,159	$2,493

Class I	Sold or Held	$104	$325	$563	$1,248

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the Adviser believes are undervalued. “Assets” means net assets, plus the amount of borrowings (if any) for investment purposes. This is a non-fundamental investment policy that can be changed by the fund upon 60 days’ prior notice to shareholders. Small cap companies are defined as companies with market capitalizations at the time of purchase below $2.5 billion or in the range of those market capitalizations of companies included in the Russell 2000 Index. The size of the companies included in the Russell 2000 Index will change with market conditions.

The fund’s Adviser utilizes a two-step security selection process to find intrinsic value regardless of overall market conditions. This “bottom up” process begins with fundamental research of companies. Fundamental research takes into consideration only those factors that are directly related to a company itself, rather than the overall state of the market. The objective is to find companies with solid growth prospects based on company-specific strategies or industry factors. The Adviser

Summary Prospectus April 30, 2009	1 of 4	Diamond Hill Small Cap Fund

thoroughly examines prospective companies’ corporate and financial histories and scrutinizes management philosophies, missions and forecasts. Once a company is deemed to be attractive by this rigorous process, the Adviser applies a proprietary valuation model as a tool for stock selection.

Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The fund may sell a security if the fund’s Adviser believes that the company’s fundamentals are deteriorating or if the Adviser identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Small Cap Company Risk Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Securities Lending Risk The fund may lend its portfolio securities to brokers, dealers and financial institutions. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

Management Risk The adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies that do not perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

 Class A Annual Total Return years ended 12/31

Returns do not reflect sales charges and would be lower if they did.

Best Quarter: 2Q ’03, +28.68%      Worst Quarter: 3Q ’01, -22.80%

 Average Annual Total Returns as of 12/31/08

The average annual total returns for the fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class A shares will vary from the after-tax returns presented for Class C and Class I shares.

	Inception			Since
	Date of Class	One Year	Five Year	Inception

Class A Before Taxes	12/29/00	-29.70%	1.10%	7.81%

After Taxes on Distributions		-29.84%	0.65%	7.37%

After Taxes on Distributions and Sale of Fund Shares		-19.24%	0.95%	6.78%

Class C Before Taxes	2/20/01	-27.29%	1.40%	7.69%

Class I Before Taxes	4/29/05	-25.69%	2.46%	8.72%

Russell 2000 Index		-33.80%	-0.93%	1.71%

Historical performance for Class C shares and Class I shares prior to their inception is based on the performance of Class A shares. Class C and Class I performance has been adjusted to reflect differences in sales charges and expenses between classes.

The Russell 2000 Index is a market-capitalization weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. One cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

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Portfolio Management

Investment Adviser Diamond Hill Capital Management, Inc.

Portfolio Managers
Thomas Schindler Portfolio Manager since 12/00	Christopher Welch Assistant Portfolio Manager since 4/07

Christopher Bingaman Assistant Portfolio Manager since 4/08

Buying and Selling Fund Shares

Minimum Initial Investment Classes A and C: $5,000 Class I: $50,000 Minimum Additional Investment All classes: $100	To Place Orders Mail: Diamond Hill Small Cap Fund c/o JPMorgan Chase Bank, NA PO Box 5354 Cincinnati, OH 45201-5354 Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional. Orders to buy and sell shares are processed at the next NAV (share price) to be calculated after we receive your request in good order. NAVs are calculated only on days when the New York Stock Exchange is open for regular trading. For more about buying and selling shares, including policies and restrictions that may apply to you, ask your financial professional or see Pricing Your Shares on page 30 of the fund’s prospectus.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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